Exhibit 99.1

1 © 2019 Glaukos Corporation 1 March 2019

2 © 2019 Glaukos Corporation All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this presentation. These potential risks and uncertainties include, without limitation, uncertainties about our ability to maintain profitability; our dependence on the success and market acceptance of the iStent®; our ability to leverage our sales and marketing infrastructure to increase market penetration and acceptance both in the United States and internationally of our products; our dependence on a limited number of third-party suppliers, some of which are single-source, for components of our products; the occurrence of a crippling accident, natural disaster or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations; maintaining adequate coverage or reimbursement by third-party payors for procedures using the iStent or other products in development; our ability to properly train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products; our ability to successfully develop and commercialize additional products; our ability to compete effectively in the highly competitive and rapidly changing medical device industry and against current and future competitors (including MIGS competitors) that are large public companies or divisions of publicly traded companies that have competitive advantages; the timing, effect and expense of navigating different regulatory approval processes as we develop additional products and penetrate foreign markets; the impact of any product liability claims against us and any related litigation; the effect of the extensive and increasing federal and state regulation in the healthcare industry on us and our suppliers; the lengthy and expensive clinical trial process and the uncertainty of outcomes from any particular clinical trial; our ability to protect, and the expense and time- consuming nature of protecting, our intellectual property against third parties and competitors that could develop and commercialize similar or identical products; the impact of any claims against us of infringement or misappropriation of third party intellectual property rights and any related litigation; and the market’s perception of our limited operating history as a public company. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed on February 28, 2019. Our filings with the Securities and Exchange Commission are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov. In addition, information about the risks and benefits of our products is available on our website at www.glaukos.gov. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this press release, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law. Disclaimer

3 © 2019 Glaukos Corporation We are transforming glaucoma therapy… OUR MISSION TODAY To pioneer and lead the global glaucoma market with micro- scale injectable therapies that advance the standard-of-care and enrich the lives and treatment alternatives for glaucoma patients worldwide. O U R L O N G - TERM STRATEGIC GOAL To lead the global ophthalmic market forward by building robust sustained pharmaceutical, surgical and diagnostic platforms that provide drop-less approaches for effectively managing glaucoma and other ocular diseases. …and transitioning Glaukos into an ophthalmic pharma/device leader. Our Mission and Long-term Goal

4 © 2019 Glaukos Corporation 2014 2015 2016 2017 Total Net Sales (in millions) $220-230M FY 2019 Revenue Guidance, Provided 2/27/2019 $149M Cash, Short-Term Equivalents, & Restricted Cash 1 1 As of 12/31/2018 $21.0 $45.6 $71.7 $114.4 $159.3 $181.3 2018 5-Yr CAGR: 54% 86% FY 2018 Gross Margin We’ve Made Tremendous Progress Thus Far… 2013

5 © 2019 Glaukos Corporation We’ve Made Tremendous Progress Thus Far… Key Metrics 6/30/15 12/31/18 % Growth Commercial sales personnel worldwide 65 191 Employees worldwide 139 437 214% 194% iStents, iStent injects implanted globally Issued, licensed or pending patents +500K +200 Articles in peer- reviewed publications 10417 Countries with direct Glaukos sales operations

6 © 2019 Glaukos Corporation …But We Are Just Beginning Our Long-Term Growth Story New products being evaluated by FDA 2018 revenue invested in R&D 4 27% Scientists, engineers focused on pipeline development 30+ • Optimizing worldwide Clinical & Regulatory structure • Upgrading global systems and technology infrastructure • Establishing new HQ facilities • Growing global sales force and market access teams • Evaluating new international markets • Expanding size and depth of R&D teams • Focusing R&D on early-stage new product development, novel drug formulations that leverage iDoseTM platform • Investing in state-of-the-art technical equipment • Enhancing manufacturing efficiencies Size of global glaucoma market served $5B+ 8.2M Est. US OHT/POAG diagnosed and treated eyes Strategic Investments to Stimulate and Support Our Growth

Major 2018 Accomplishments by Objective

Obtain FDA approval and commenced US commercial launch of *iStent inject*®	✓ Received *iStent inject* approval in June, approximately six months following PMA submission ✓ Executed premier *iStent inject* launch in September, focused on facile procedure, predictable performance and favorable safety profile; strong real-world clinical performance reported
Begin patient enrollment of key pivotal studies	✓ Initiated Phase III studies for *iDose Travoprost* ✓ Secured early FDA 510(k) IDE and initiated study for *iStent infinite*™
Drive increased penetration in our international markets	✓ Achieved 61% YoY international revenue growth ✓ Secured new regulatory approvals and reimbursement in key international markets
Expand pharmaceutical capabilities through continued investment	✓ Implemented significant Glaukos Pharma team expansion ✓ Initiated pharmaceutical development agreement with D. Western to explore Rho-kinase (ROCK) inhibitors for *iDose* delivery system

7 © 2019 Glaukos Corporation

GLAUKOS

8 © 2019 Glaukos Corporation Novel Surgical & Pharmaceutical Glaucoma Therapy

Current OAG Treatment Algorithm

IOP is measured in millimeters of mercury (mmHg).
Normal IOP in healthy eyes ranges from 10-21 mmHg.



Open-Angle Glaucoma Progression
1
2
3
4
5

Ocular Hypertension

IOP of 21-30 mmHg

Target IOP	Treatment
20% ↓ from baseline; ≤ 18 mmHg	0-1 med

Mild OAG

IOP of 25-30 mmHg with minor optic nerve damage and visual field loss

Target IOP	Treatment
25% ↓ from baseline; ≤ 18 mmHg	~ 1 med, laser, MIGS

Moderate OAG

IOP of > 30 mmHg with moderate optic nerve damage and visual field loss

Target IOP	Treatment
30% ↓ from baseline; ≤ 15 mmHg	~ 2 meds, laser, MIGS

Advanced OAG

Uncontrolled IOP with significant optic nerve damage and visual field loss

Target IOP	Treatment
35% ↓ from baseline; < 15 mmHg	~ 3 meds, filtering surgery, tube shunt

Refractory OAG

Uncontrolled IOP with severe optic nerve damage and visual field loss

Target IOP	Treatment
35% ↓ from baseline; < 15 mmHg (ideally ~ 12 mmHg)	3+ meds, filtering surgery, tube shunt

9 © 2019 Glaukos Corporation

GLAUKOS

Portfolio of Micro-Scale Injectable Therapy



OCULAR HYPERTENSION
MILD
MODERATE
ADVANCED
REFRACTORY
OAG Progression

Addressing full range of glaucoma disease states and progression

iStent SA, iStent Supra, iStent infinite and iDose are not approved by the FDA.

iDose TRAVOPROST
- Injectable drug delivery implant; sustained drug therapy for extended periods
- Envision use alone or in combination with other MIGS devices

OCULAR HYPERTENSION → MILD → MODERATE → ADVANCED → REFRACTORY

iStent – Single stent therapy for combo-cataract procedures

iStent inject – Injectable 2-stent therapy for combo-cataract procedures

iStent SA – Injectable 2-stent therapy for standalone procedures

iStent SUPRA – Accesses secondary outflow pathway; envision use primarily in combination with other MIGS devices

iStent infinite™ – Injectable 3-stent therapy for standalone procedures

10 © 2019 Glaukos Corporation

GLAUKOS

11 © 2019 Glaukos Corporation OAG Progression OCULAR HYPERTENSION MILD MODERATEADVANCED REFRACTORY 2021-22 2018 2020 2020-21 5 in 5: Estimated Cadence of Major New US Product Introductions REFRACTORYADVANCEDMODERATEMILDOCULAR HYPERTENSION 2023 iStent SA, iStent Supra, iStent infinite and iDose are not approved by the FDA. Addressing full range of glaucoma disease states and progression TM TM 2012 ®

12 © 2019 Glaukos Corporation iStent inject: First-of-a-Kind Multi-Stent System OAG Progression OCULAR HYPERTENSION MILD MODERATEADVANCED REFRACTORY Two multi-directional, titanium stents preloaded into auto injection system Designed to deliver access to multiple collector channels and restore natural outflow through the conventional pathway Significant IOP reduction across a wide range of clinical studies Elegant and precise ab interno procedure; leaves natural anatomy intact and spares conjunctival tissue Postoperative care profile similar to cataract surgery

13 © 2019 Glaukos Corporation 38 Peer-Reviewed Publications on iStent inject or Multiple iStent® Therapy Consecutive case series study in primarily OAG eyes; 81 implanted with iStent inject in combination with cataract surgery Hengerer F. Ophthalmology & Therapy December 2018 Mean IOP mmHg 22.6 14.8 14.5 14.3 12 16 20 24 28 Preop (n=81) Year 1 (n=71) Year 2 (n=52) Year 3 (n=41) Reduction in mean # of meds 68% Retrospective, single-site case series of 179 eyes with varying glaucoma severity and concomitant cataract surgery Harasymowycz, P. ASCRS 2018 Mean IOP mmHg 16.2 13.8 10 14 18 Preop 6 months-1 year Reduction in mean # of meds 43% 7 45 0 20 40 60 Preop Postop % Medication Free iStent inject + Cataract Surgery iStent inject + Cataract Surgery

14 © 2019 Glaukos Corporation iStent inject: Successful Launch Continues American Academy of Ophthalmology – October 2018 Commercially available in US, EU, Australia, Brazil, Canada 0191T consistently reimbursed; 0376T add-on code represents professional fee upside

15 © 2019 Glaukos Corporation iStent inject: Recent Surgeon Observations

16 © 2019 Glaukos Corporation iStent inject Ivantis Hydrus iStent inject vs. Competition Smallest device known to be implanted in the human body, measuring 360 µm x 230 µm Part of market- expanding portfolio from MIGS pioneer

17 © 2019 Glaukos Corporation MIGS Standalone Solution for Advanced and Refractory OAG Three heparin-coated trabecular bypass stents, preloaded into auto injection system Enhanced insertion system provides unlimited activations and smooth implantation of each stent across 5-6 clock hours of Schlemm’s canal Less invasive, faster recovery and fewer complications than conventional late-stage procedures; no bleb formation Currently enrolling patients in clinical trial to support 510(k) submission OAG Progression OCULAR HYPERTENSION MILD MODERATEADVANCED REFRACTORY iStent infinite is not approved by the FDA Titratable Stent Therapy Mean IOP mmHg 17.4 15.8 14.2 10 14 18 22 26 Mean preop medicated IOP Mean preop IOP after washout Month 36-37 post- washout IOP 1 Stent 2 Stent 3 Stent International study of OAG patients (n=119) with unmedicated IOP of 22-38 mmHg; randomized to receive 1, 2 or 3 stents in standalone procedure; follow-up to continue for 5 years Katz LJ et al Clinical Ophthalmology 2018 TM

18 © 2019 Glaukos Corporation Two heparin-coated titanium stents, preloaded into auto injection system Ability to enter the eye once to implant both stents in straightforward click-and- release motion Standalone 2-Stent Therapy for Mild to Moderate OAG OAG Progression OCULAR HYPERTENSION MILD MODERATEADVANCED REFRACTORY iStent SA is not approved by the FDA 2 Standalone Stents 19.5 24.4 14.3 14.2 14.1 13.1 13.2 10 14 18 22 26 Preop Baseline (Washout) Month 1 Month 12 Month 24 Month 36 Month 42 International, prospective study; all patients (n=57) on 1 preoperative glaucoma medication; at 42 months, 95% of eyes remained medication free Lindstrom R ASCRS 2018 mmHg ®

19 © 2019 Glaukos Corporation Drug Reservoir Scleral Anchor Retaining Cap Elution Membrane Titanium implant (1.8 mm x 0.5 mm) designed for continuous drug delivery directly into anterior chamber Filled with proprietary, novel and uber-potent formulation of travoprost; membrane-controlled Fickian elution; zero-order rates demonstrated in vitro and in vivo Elegant and facile injectable procedure; bypassing cornea allows for micro-elution rates to achieve therapeutic index Anchor keeps device in place and facilitates straightforward exchange upon drug depletion Currently enrolling OHT – moderate OAG patients in Phase III clinical trials OAG Progression OCULAR HYPERTENSION MILD MODERATEADVANCED REFRACTORY iDose Travoprost: First-of-a-Kind Intraocular Drug Delivery Device TM iDose Travoprost is an unapproved drug and limited by US law to investigational use

20 © 2019 Glaukos Corporation iDose Travoprost US Phase II: Preliminary Efficacy Results Average IOP reductions through Month 12 ranging from 7.9 to 8.5 mmHg in the implant arms Represents 32-33% reduction in the implant arms Average IOP Reductions from Baseline through Month 12* Fast Elution Slow Elution *Calculated using all IOP observations through each data point weighted equally mmHg Timolol 0.5% 8.5 8.4 8.4 8.2 8.0 8.0 7.9 7.9 7.6 7.6 7.6 7.6 6.0 6.5 7.0 7.5 8.0 8.5 9.0 Week 12 Month 6 Month 9 Month 12 33% 30% n= 51 54 49 50 53 49 35 42 40 25 24 25 32% 33% 33% 32% 32% 32% 32% 30% 30% 30% iDose Travoprost is an unapproved drug and limited by US law to investigational use Timolol group required 31% more medications on average, compared to iDose cohorts

iDose Travoprost: Understanding Need for Alternative to Topical Medications

Patient non-adherence to topical glaucoma medications is ubiquitous



Key Non-Adherence Statistics[1]

10-25%
of newly prescribed patients don't refill 2nd prescription

40-60%
of newly prescribed patients are still taking their meds at end of Year 1

70-75%
rate of compliance reported for "compliant" patients

Key Reason for Non-Adherence[1]

Complex dosing regimens

Cost and forgetfulness

Difficulty instilling drops, especially for elderly patients

Adverse side effects (hyperemia, etc.) and/or intolerance with topical medications

Inconvenience and/or misunderstanding about the need

Value of Adherence to Therapy[2]

Lowering IOP is only proven glaucoma treatment

Low IOP is associated with reduced progression of optic nerve damage and visual field defect, per multiple studies

Studies show that patients with poor medication adherence have worse visual field defect severity

1 Quigley HA Glaucoma: What Every Patient Should Know 2011; Friedman DS et al Invest Ophthalmol Vis Sci. 2007; Glaucoma Research Foundation; Market Scope
2 AGIS Investigators Am J Ophthalmol. 2000; Leske MC et al Arch Ophthalmol. 2003; Blalock S et al Ophthalmology 2011; Olthhoff et al Ophthalmology 2005

21 © 2019 Glaukos Corporation

GLAUKOS

22 © 2019 Glaukos Corporation Prostaglandins Beta Blockers Alpha Agonists Combination Drugs Other 53% Topical Pharmaceuticals Dominate the Market iDose Travoprost: Understanding the US Glaucoma Pharmaceutical Market 2017 2022 8.2M 9.8M Primary OAG Ocular Hypertension Diagnosed and Treated Population Projections (eyes) 3.6% Annual Growth 83% Surgical, including MIGS Diagnostics Topical Medications Prostaglandin Analogs Are Most Common First-Line Therapy Source: Market ScopeSource: Company Estimates 50% 1 Med 2 Meds ≥3 Med Patients Frequently Require Multiple Medications 53% 37M Est. Rx units sold $2.2B Est. annual revenue =

23 © 2019 Glaukos Corporation iDose Travoprost Procedure iDose Travoprost is an unapproved drug and limited by US law to investigational use

24 © 2019 Glaukos Corporation iDose Travoprost Exchange (Removal) Procedure iDose Travoprost is an unapproved drug and limited by US law to investigational use

25 © 2019 Glaukos Corporation Leverage Core Competencies Leveraging unique expertise in micro- mechanical design, assembly and filling processes Build Seasoned Team Building seasoned ocular drug delivery team of chemists, scientists, engineers Focused on early-stage product development, novel sustained pharmaceutical systems, platform optimization Understanding drug characteristics and predictability for delivery via iDose system • Small-molecule APIs, high potency, low aqueous solubility • Receptor does not lose sensitivity during long-term dosing • Potential for reduced side effects vs. topical delivery • Molecular structure chemically stable over time Implement ROCK Inhibitor Collaboration Preeminent ROCK inhibitor research organization Ability to access DWTI’s ROCK inhibitor compound library and potential new compounds Certain exclusive rights to develop novel products using compounds Strategy for Expanding Our Micro-Scale Rx Injectable Therapy Potential

26 © 2019 Glaukos Corporation Potentially Expanding Our Annual Market Opportunity 7x+ OHT/POAG prevalence: ~18M eyes 8.2M eyes diagnosed and treated Growing 3.5% annually 33% of standalone OHT/POAG population is pseudophakic Combination therapy drives more opportunity for Glaukos portfolio * 2017 market opportunity; based on Glaukos algorithm of physician preference and combination therapy utilization; assumes full product portfolio availability for physician 2x Total global opportunity US Annual Opportunity* (eyes) Mild-Mod POAG/Combo-cataract Adv-Refractory POAG/Standalone Mild-Mod POAG/StandaloneOHT-Refractory POAG/Standalone ~ 0.6M ~ 0.8M ~ 3.8M ~ 4.3M Total Dx & Treated Prevalence (eyes) 2.4M 8.4M 11.1M Total Prevalence (eyes) 2.8M 17.3M 21.7M

27 © 2019 Glaukos Corporation Glaukos: Transitioning into Ophthalmic Pharma/Device Leader • Delivering novel solutions that address important unmet clinical needs in large and growing markets • Strengthening position as global MIGS leader with successful US launch of iStent inject • Advancing solid cadence of market-expanding pharma and surgical product introductions over next 5+ years • Investing strategically across all aspects of business to stimulate and support long-term growth • Building three distinct and complementary technology platforms to transform glaucoma therapy Surgical Pharma Diagnostics Delivering novel glaucoma therapy across multiple technology platforms

28 © 2019 Glaukos Corporation 2 8